1 North Wall Quay [*****] Dublin 1 [*****] Ireland Execution Version Certain information in the marked exhibit below has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Omissions are designated as “[*****]”. DEED OF AMENDMENT Date: December 23, 2025 Between: (1)Citibank Europe plc (“Citibank”); and (2)Everest Reinsurance (Bermuda) Limited (“Everest Re”) Seon Place, 4th Floor 141 Front Street Hamilton HM19 Bermuda Everest Reinsurance (Bermuda) Limited, UK Branch (“Everest UK”) 40 Lime Street London EC3M 5BS United Kingdom (Everest Re and Everest UK each a “Company” and together the “Companies” and the Companies and Citibank each being a “Party” and together the “Parties”) 1. Background 1.1 The Parties have entered into a Committed Letter of Credit Facility Letter originally dated 31 December 2014, as amended by Letters of Amendment dated 30 November 2015, 30 December 2016 and 29 December 2017 and by deeds of amendment dated 10 December 2018, 20 December 2019 and 9 December 2020 and an amendment and restatement letter dated 9 August 2021 and deed of amendment dated 13 December 2023 (the “Committed Facility Letter”). The Committed Facility Letter was entered into pursuant to: (a) the Insurance Letters of Credit – Master Agreement (Form 3/CIFS) dated 7 April 2005 and entered into by Everest Re in favour of the Bank (under its previous name of Citibank Ireland Financial Services plc) and Citibank N.A.; and (b) the Insurance Letters of Credit – Master Agreement (Form 3/CIFS) dated 29 December 2005 and entered into by Everest UK in favour of the Bank (under its previous name of Citibank Ireland Financial Services plc) and Citibank N.A. 1.2 The Parties have agreed to certain further amendments to the Committed Facility Letter as detailed in this deed. Citibank Europe plc Directors: [*****] ]Company Secretary: [*****] Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.Ultimately owned by Citigroup Inc., New York, U.S.A. Citibank Europe plc is regulated by the Central Bank of Ireland

1.3 Terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this deed unless the context otherwise requires or the contrary is otherwise indicated. 1.4 The Parties hereby agree that on and from the Effective Date (as defined below) the rights and obligations of the Parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as specifically set out below. 2. Effective Date The following amendments in clause 3 of this deed shall take effect on and from December 23, 2025. 3. Amendments With effect on and from the Effective Date, Clause 3.3 of the Committed Facility Letter shall be deleted and replaced in its entirety as follows: “No Credit will be issued under the Committed Facility after 31 December 2027 (the “Availability End Date”) and no Credit will be issued under the Committed Facility unless it is expressed to expire no later than 31 December 2029”. 4. Costs and expenses Each Party shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this deed. 5. Affirmation and acceptance 5.1 With effect on and from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this deed and all references in the Committed Facility Letter to “this Committed Facility Letter” shall with effect on and from the Effective Date be references to the Committed Facility Letter as amended by this deed. 5.2 In the event of any conflict between the terms of this deed and the Committed Facility Letter, the terms of this deed shall prevail. 5.3 For the avoidance of doubt, except as amended by the terms of this deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect. 5.4 Each Company shall, at the request of Citibank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this deed. 6. Continuation of Security and Facility Documents Each Company confirms that, on and from the Effective Date: (a) notwithstanding the amendments made to the Committed Facility Letter pursuant to this deed: 4907-8071-0007, v.3

(i) the Pledge Agreement dated 7 April 2005 and entered into by Everest Re in favour of the Bank (under its previous name of Citibank Ireland Financial Services plc), as amended by amendment agreements dated 10 March 2011 and 14 November 2014 (the “Everest Re Pledge Agreement”); (ii) the Pledge Agreement dated 7 April 2005 and entered into by Everest UK in favour of the Bank (under its previous name of Citibank Ireland Financial Services plc), as amended by amendment agreements dated 15 March 2006 and 14 November 2014 (the “Everest UK Pledge Agreement”, and together with the Everest Re Pledge Agreement, the “Pledge Agreements”); (iii) the Collateral Account Control Agreement dated 7 April 2005 and entered into by Everest Reinsurance (Bermuda) Limited in favour of the Bank, as amended by an amendment agreement dated 14 November 2014 (the “ERBL Account Control Agreement”); and (iv) the Collateral Account Control Agreement dated 7 April 2005 and entered into by Everest Reinsurance (Bermuda) Limited (UK Branch) in favour of the Bank, as amended by amendment agreements dated 15 March 2006, 14 November 2014 and 17 September 2015 (the “Branch Account Control Agreement’ and together with the EBRL Account Control Agreement, the “Account Control Agreements”), and any security granted under each of them continues in full force and effect and shall continue to secure all liabilities which are expressed to be secured by it; (b) the Pledge Agreements and the Account Control Agreements to which it is a party and the security granted under that Pledge Agreements and Account Control Agreements extends to the Committed Facility Letter, as amended pursuant to this deed; and (c) without prejudice to Clause 5.3 above, each other Facility Document to which it is a party shall continue in full force an effect. 7. Designation as a Facility Document The Parties designate this deed as a Facility Document. 8. Counterparts and effect as a deed This deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a deed notwithstanding it is signed under hand by Citibank. 9. Third party rights No person shall have any right to enforce any provision of this deed under the Contracts (Rights of Third Parties) Act 1999. 4907-8071-0007, v.3

10. Governing law and jurisdiction This deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this deed or its formation) shall be governed by and construed in accordance with English law. The Parties irrevocably submit to the jurisdiction of the English Courts in respect of any dispute which may arise from or in connection with this deed. This deed has been executed by the Companies as a deed and it has been signed by Citibank under hand and is delivered and shall take effect as a deed on the date stated at the beginning of this deed 4907-8071-0007, v.3

EXECUTED AS A DEED BY OR ON BEHALF OF EVEREST REINSURANCE (BERMUDA) LIMITED Signed and signed by the persons specified on the right acting in accordance with the laws of Bermuda, under the authority of that Company pursuant to the bylaws of Everest Reinsurance (Bermuda) Limited Name Title Signed Name Title EXECUTED AS A DEED BY OR ON BEHALF OF EVEREST REINSURANCE (BERMUDA) LIMITED, UK BRANCH and signed by the persons specified on the right acting in accordance with the laws of Bermuda, under the authority of that Company pursuant to the bylaws of Everest Reinsurance (Bermuda) Limited, UK branch Signed Name Title Signed Name Title 4907-8071-0007, v.3

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF CITIBANK Signed for and on behalf of Citibank Europe plc By: Name: Title: 4907-8071-0007, v.3